SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2008 (February 25, 2008)

GENESIS PHARMACEUTICALS ENTERPRISES, INC.
(Exact name of registrant as specified in Charter)

Florida	333-86347	65-1130026
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Middle Section, Longmao Street, Area A, Laiyang Waixiangxing Industrial Sherb & Co.
Laiyang City, Yantai, Shandong Province, People’s Republic of China 710075
(Address of Principal Executive Offices)

(0086) 535-7282997
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “Genesis”, the “Company” or the “Registrant” refer to Genesis Pharmaceuticals Enterprises, Inc., formerly known as Genesis Technology Group, Inc., a Florida corporation.

Item 4.01 Change in Registrant’s Certifying Accountant

(a)	Dismissal of Registrant’s Certifying Accountant

Effective February 25, 2008, Sherb & Co., LLP (“Sherb & Co.”) was dismissed as the Company’s principal accountant engaged to audit its financial statements. Sherb & Co. has been engaged as the Company’s auditors since May 11, 2002 and audited the Company’s financial statements for the years ended September 30, 2007 and September 30, 2006.

Sherb & Co.’s report on the Company’s financial statements for the past two years ended September 30, 2007 and September 30, 2006 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Sherb & Co.’s reports for each of the years ended September 30, 2007 and September 30, 2006 were modified with respect to the uncertainty of the Company’s ability to continue as a going concern.

 Prior to their dismissal, there were no disagreements with Sherb & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sherb & Co. would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(iv) of Regulation S-B.

Sherb & Co.’s dismissal was approved by the Company’s board of directors.

The Company provided Sherb & Co. with a copy of the disclosures made under this Item 4.01(a) on February 25, 2008 and requested Sherb & Co. to furnish the Company with a copy of a letter addressed to the SEC stating whether they agree with the statements made above by the Company regarding Sherb & Co.. A copy of the letter by Sherb & Co. is attached as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of Registrant’s New Certifying Accountant

On February 25, 2008, Moore Stephens Wurth Frazer & Torbet, LLP (“Moore Stephens”) was engaged to serve as the Company’s new principal accountant to audit the Company’s financial statements.

Prior to engaging Moore Stephens, the Company had not consulted Moore Stephens regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Moore Stephens regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The engagement of Moore Stephens was approved by the Company’s board of directors.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

16.1  Letter from Sherb & Co., LLP dated February 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS PHARMACEUTICALS ENTERPRISES, INC.

Date: February 29, 2008	By:	/s/ Elsa Sung
Elsa Sung
Title: Chief Financial Officer